                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported): March 18, 2002


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas               77027
   -------------------------------------------------              ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)

ITEM 9.    REGULATION FD DISCLOSURE
-------    ------------------------

     On March 18, 2002, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced today the closing of the sale of 1.5 million shares of common stock priced at $35.40 less the underwriters discount of $1.86 for a net of $33.54 per share. Additional information is included in the Company's press release dated March 18, 2002, which is attached hereto as Exhibit 99.1

(b)   Exhibits.

Exhibit No.                   Description
-----------       ----------------------------------------
99.1              Press Release dated March 18, 2002



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: March 18, 2002                     By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Edward A. Guthrie
                                            Executive Vice President and
                                            Chief Financial Officer

                               EXHIBIT INDEX

Exhibit No.                   Description
-----------       ----------------------------------------
99.1              Press Release dated March 18, 2002